June 11, 1999


              Dreyfus 100% U.S. Treasury Money Market Fund
              Dreyfus U.S. Treasury Short Term Fun
              Dreyfus U.S. Treasury Intermediate Term Fund
              Dreyfus U.S. Treasury Long Term Fund
              Supplement to Statement of Additional Information
              Dated May 1, 1999


          The fee that the Distributor may pay to dealers, as described in the fifth paragraph in the section of the Fund's Statement of Additional Information entitled "How to Buy Shares -- General," generally will not exceed 1% (rather than .50%) of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time.